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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                         ______________________________



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         ______________________________



        Date of Report (Date of earliest event reported):  July 8, 1996



                       CHINA RESOURCES DEVELOPMENT, INC.
               (Exact Name of Registrant as Specified in Charter)




      Nevada                       33-5628-NY                     87-0263643
 (State or other            (Commission File Number)            (IRS Employer
   jurisdiction                                              Identification No.)
of incorporation)



                      23/F. Office Tower, Convention Plaza
                                 1 Harbour Road
                               Wanchai, Hong Kong
                    (Address of principal executive offices)


     Registrant's telephone number, including area code:  011-852-2537-6689


         (Former name or former address, if changed since last report.)


Page 1 of 8 pages                                        Exhibit Index on Page 6

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.


ITEM 5.  OTHER EVENTS.

         COMPLETION OF "REGULATION S" OFFERING

         On Monday, July 8, 1996, the Registrant completed a private offering of shares of its Series B Convertible Preferred stock, par value $0.001 per share (the "Shares"), raising gross proceeds of approximately $4,000,000.00. The offering was conducted outside of the United States in reliance upon the exemption from registration provided by Regulation S, promulgated under the Securities Act of 1933, as amended (the "Act"). The terms of the Shares, including the formula by which they are convertible into shares of common stock, are set forth in the Certificate of Designation filed by the Registrant with the Secretary of State of Nevada on December 13, 1995, a copy of which is attached as an exhibit hereto. The Shares have not been and will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Registrant intends to utilize the funds raised through the offering to finance the expansion of its rubber distribution operations in the People's Republic of China, to repay short term debt and to provide working capital for distribution and other operations.

         On Thursday, July 18, 1996, the Registrant issued a press release disclosing the completion of the offering, the amount of funds raised and the planned use of the proceeds. A copy of that press release is also attached hereto as an exhibit.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are filed with this report:

   Exhibit No.                   Exhibit Description
   -----------                   -------------------
       4 .1      Certificate of Designation of Series B Convertible Preferred
                 Stock, filed on December 13, 1995 (Filed with Form 8-K dated
                 March 8, 1996, and incorporated herein by reference.)

       99.3 Press Release issued by Registrant dated July 18, 1996 (Filed herewith.)






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CHINA RESOURCES DEVELOPMENT, INC.


July 18, 1996                              By: /s/ Li Shunxing
                                               -------------------------------

                                           Name: Li Shunxing
                                                 -----------------------------

                                           Title: President
                                                  ----------------------------




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                                    EXHIBITS





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                                 EXHIBITS INDEX


   Exhibit No.                                    Exhibit Description                     Page No.
   -----------                                    -------------------                     --------
       4 .1      Certificate of Designation of Series B Convertible Preferred
                 Stock, filed on December 13, 1995 (Filed with Form 8-K dated
                 March 8, 1996, and incorporated herein by reference.)

       99.3      Press Release issued by Registrant, dated July 18, 1996 (Filed
                 herewith.)                                                                 8





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